Exhibit (q)


                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


Signature                             Title                     Date
---------                             -----                     ----


/s/ Michael Quain                     Trustee                   December 8, 2004
-----------------
Michael Quain

                                                                     Exhibit (q)

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.

Signature                             Title                     Date
---------                             -----                     ----


/s/ Robert S. Matthews                Trustee                   December 8, 2004
----------------------
Robert S. Matthews

                                                                     Exhibit (q)

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.

Signature                             Title                     Date
---------                             -----                     ----


/s/ Gerard J.M. Vlak                  Trustee                   December 8, 2004
--------------------
Gerard J.M. Vlak

                                                                     Exhibit (q)

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.

Signature                             Title                     Date
---------                             -----                     ----


/s/ Peter Wolfram                     Trustee                   December 8,2004
-----------------
Peter Wolfram

                                                                     Exhibit (q)

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.

Signature                             Title                     Date
---------                             -----                     ----


/s/ Harvey B. Kaplan                  Trustee                   December 8, 2004
--------------------
Harvey B. Kaplan

                                                                     Exhibit (q)

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.

Signature                             Title                     Date
---------                             -----                     ----


/s/ Antione Bernheim                  Trustee                   December 8, 2004
--------------------
Antione Bernheim

                                                                     Exhibit (q)

                                POWER OF ATTORNEY

                  The undersigned, hereby constitutes and appoints Jill Grossberg, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.

Signature                             Title                     Date
---------                             -----                     ----


/s/ Thomas Gibbons                    Trustee                   December 8, 2004
------------------
Thomas Gibbons